EXHIBIT H

                     AGREEMENT TO RELEASE PLEDGED COLLATERAL


         This Agreement to Release Pledged Collateral (this "Agreement") dated as of December 20, 1995, is made and entered into by and among Primary Holdings Limited, a Bermuda corporation ("PHL"), Jaguar Inc., a Delaware corporation ("Jaguar"), and Richard M. Hansen ("Hansen").


                              W I T N E S S E T H:

         Whereas, in consideration of the acquisition of all of the issued and outstanding shares of capital stock of Brisco Investments Limited, an Isle of Man corporation ("Brisco"), by Jaguar on September 10, 1993, Jaguar has previously executed and delivered a Promissory Note dated as of September 10, 1993 (the "Note"), in the original principal amount of US$14.1 million and payable to the holder thereof (the "Holder");

         Whereas, pursuant to the Pledge Agreement dated as of September 10, 1993, made by Jaguar in favor of the Holder, Jaguar granted and pledged to the Holder, as security for the indebtedness evidenced by the Note, a security interest in all of the issued and outstanding shares of capital stock of Brisco owned by Jaguar;

         Whereas, pursuant to the Pledge Agreement dated as of September 10, 1993, made by Jaguar and Brisco in favor of the Holder, Jaguar and Brisco granted and pledged to the Holder, as security for the indebtedness evidenced by the Note, a security interest in all of the shares of common stock, US$.01 par value per share ("Common Stock"), of Computone Corporation, a Delaware corporation ("Computone"), held by Brisco and a certain Note dated as of November 3, 1992 (the "Computone Note"), in the original principal amount of US$500,000 convertible into shares of Common Stock (both of those Pledge Agreements collectively referred to as the "Pledge Agreements");

         Whereas, US$490,000 of the outstanding indebtedness represented by the Computone Note has been heretofore converted into shares of Common Stock;

         Whereas, Hansen desires to purchase all of the shares of the capital stock of Brisco and the Computone Note and all of the shares of Common Stock held by Brisco (the "Shares") for $US750,000;

         Whereas, PHL is the valid successor to the Holder and has all of the rights, powers and privileges granted to the Holder under the Note and the Pledge Agreements;

         Whereas, to effect the sale, Jaguar, as Maker of the Note, desires for PHL, as Holder of the Note, to release and relinquish its security interest in the pledged shares of the capital stock of Brisco, the Common Stock and the Computone Note (all of such collec-tively referred to as the "Collateral") under the Pledge Agreements in consideration for the receipt of US$750,000 in cash from or on behalf of Jaguar as a partial prepayment of the Note (the "Prepayment");

         Now, Therefore, in consideration of the premises, the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1.       Release.

                  (a) Subject to the terms and conditions of this Agreement, PHL, as Holder of the Note, agrees for itself and its respective successors, assigns and affiliates to release its security interest in the Collateral under the Pledge Agreements in consideration for receipt of the Prepayment of the Note by Jaguar. Such release of security interest will be effected pursuant to a Release of Security Interest, a form of which is attached hereto as Exhibit A (the "Release"), and the delivery of the Collateral to Hansen at the direction of Jaguar in consideration of the Prepayment.

                  (b) Jaguar and PHL hereby agree that the Prepayment shall be deemed a partial payment under the terms of the Note. The remaining principal, and interest, if any, due under the Note shall remain outstanding and due pursuant to the terms of the Note. The Prepayment in no way will relieve or release Jaguar from any of its other obligations under the Note.

         2.       Representations and Warranties.

                  (a) Jaguar represents and warrants to PHL, as Holder of the Note, that the following is true and correct, and covenants with PHL, as Holder of the Note, as follows:

                           (i) Neither Jaguar nor Brisco has previously assigned or transferred, or purported to assign or transfer, to any person or entity whatsoever any of the Collateral to be released hereby.

                           (ii) An authorized officer of Jaguar has read and understands all of the provisions of this Agreement, Jaguar has been represented, or has been given the opportunity to be represented, by legal counsel of its own choosing in connection with the negotiation, execution and delivery of this Agreement and any additional instruments related to this Agreement.

                           (iii) Jaguar is a corporation duly organized and existing under, and by virtue of, the laws of the State of Delaware and is in good standing under those laws. Jaguar has the requisite corporate power to execute and deliver this Agreement and perform its obligations hereunder.

                           (iv) All corporate action on the part of Jaguar and Brisco, and their respective directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement by Jaguar and the performance of its obligations hereunder has been taken. As of Closing, all corporate action on the part of Jaguar and Brisco, and their respective directors and shareholders necessary for the authorization, execution, delivery and performance of documentation to effect the sale of the Collateral to Hansen by Jaguar will have been taken. This Agreement, when executed and delivered by Jaguar shall constitute a valid and binding obligation of Jaguar, enforceable against it in accordance with its terms, except as may be limited by (A) applicable bankruptcy, insolvency, reorganization, moratorium or other laws similarly affecting the enforcement of creditors' rights or (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                           (v) Neither the execution, delivery or performance of this Agreement, nor the consummation of the transactions contemplated hereby (A) violates any law, order, writ, judgment, injunction, award, decree, rule, statute, ordinance or regulation applicable to Jaguar;
         (B) conflicts with, results in a breach or termination of any provision of, causes the acceleration of the maturity of any debt or obligation pursuant to, constitutes a default (or gives rise to any right of termination, cancellation or acceleration) under, any terms, conditions or provisions of any note, license, instrument, indenture, mortgage, deed of trust or other agreement or understanding or any other restriction of any kind or character, to which Jaguar is a party or by which any of its assets are subject or bound other than the Pledge Agreements and the Note, to which PHL hereby consents; or (C) conflicts with or results in any breach of any provision of the Certificate of Incorporation or Bylaws or other governing or constituent document of Jaguar.

                           (vi) As of the Closing, the sale of the Collateral to Hansen will not (A) violate any law, order, writ, judgment, injunction, award, decree, rule, statute, ordinance or regulation applicable to Jaguar; (B) conflict with, result in a breach or termination of any provision of, cause the acceleration of the maturity of any debt or obligation pursuant to, constitute a default (or give rise to any right of termination, cancellation or acceleration) under, any terms, conditions or provisions of any note, license, instrument, indenture, mortgage, deed of trust or other agreement or understanding or any other restriction of any kind or character, to which Jaguar is a party or by which any of its assets are subject or bound other than the Pledge Agreements and the Note, to which PHL hereby consents; or (C) conflict with or result in any breach of any provision of the Certificate of Incorporation or Bylaws or other governing or constituent document of Jaguar.

                           (vii) No consent, approval or authorization of, or designation, declaration or filing with, any person or entity on the part of Jaguar is required in connection with the valid execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or the sale of the Collateral to Hansen, except as may be required pursuant to Sections 13 and 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act").

                           (viii) No statement by Jaguar contained in this Agreement or any written statement or certificate furnished or to be furnished to PHL pursuant to this Agreement or in connection with the transactions contemplated hereby (when all such documents are read together) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they are made.

                  (b) Hansen hereby represents and warrants to PHL that the following is true and correct, and covenants with PHL as follows:

                           (i) Hansen has read and understands all of the provisions of this Agreement and has been represented, or has been given the opportunity to be represented, by legal counsel of its own choosing in connection with the negotiation, execution and delivery of this Agreement and any additional instruments related to this Agreement.

                           (ii) Hansen intends to convey some of the Shares to an investment group or set forth on Schedule "I" attached hereto.

                           (iii) As of the Closing, all action on the part of Hansen as may be, necessary for the purchase of the Collateral will have been taken.

                           (iv) As of the Closing, the consummation of the purchase by Hansen will not (A) violate any law, order, writ, judgment, injunction, award, decree, rule, statute, ordinance or regulation applicable to Hansen; or (B) conflict with, result in a breach or termination of any provision of, cause the acceleration of the maturity of any debt or obligation pursuant to, constitutes a default (or gives rise to any right of termination, cancellation or acceleration) under, any terms, conditions or provisions of any note, license, instrument, indenture, mortgage, deed of trust or other agreement or understanding or any other restriction of any kind or character, to which Hansen is a party or by which his assets are subject or bound.

                           (v) No consent, approval or authorization of, or designation, declaration or filing with, any person or entity on the part of Hansen will be required in connection with Hansen's purchase of the Collateral except as may be required pursuant to Sections 13 and 16 of the 1934 Act.

                           (vi) No statement by Hansen contained in this Agreement or any written statement or certificate furnished or to be furnished to PHL pursuant to this Agreement or in connection with the transactions contemplated hereby (when all such documents are read together) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they are made.

                  (c) PHL hereby represents and warrants to Hansen and Jaguar that the following is true and correct:

                           (i) PHL is a company duly organized and existing under, and by virtue of, the laws of Bermuda and has the requisite corporate power to consent to the sale of the Collateral as provided herein.

                           (ii) PHL is the valid successor to the Holder and has, and is entitled to exercise, all of the rights, powers and privileges granted to the Holder under the Note and Pledge Agreements.

                           (iii) All action on the part of PHL, and its directors and shareholders necessary for the authorization, execution, delivery and performance of the Agreement has been taken.

                           (iv) The consummation of this Agreement and the transactions contemplated hereby by PHL will not (A) violate any law, order, writ, judgment, injunction, award, decree, rule, statute, ordinance or regulation applicable to PHL; or (B) conflict with or result in any breach of any provision of its Memorandum of Association or Bylaws or other governing or constituent document of PHL.

                           (v) No consent, approval or authorization of, or designation, declaration or filing with, any person or entity on the part of PHL will be required in connection the performance by PHL of this Agreement or the transactions contemplated hereby.

                           (vi) PHL has conducted its own due diligence and analysis with respect to the release of the Collateral. In entering into this Agreement, PHL is not relying on any representations, warranties or covenants of Hansen with respect to PHL's decision to release the Collateral pursuant hereto, other than as set forth in this Agreement.

         3. Additional Instruments. If any additional instruments are required to be executed and delivered to carry out the purpose and intent of this Agreement and the transactions contemplated hereby, each of the parties shall promptly execute and deliver any and all such instruments in order that the purpose and intent of this Agreement and the transactions contemplated hereby may be consummated.

         4. Conditions to PHL's Obligations. The obligations of PHL to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction (or waiver by PHL) on or prior to the Closing (defined hereinafter) of all of the following obligations:

                  (a) Each of Jaguar and Brisco shall have cured any outstanding defaults under the Pledge Agreements, including the delivery of outstanding any certificates representing pledged stock or shares as provided under the Pledge Agreements.

                  (b) PHL shall have received from Duane, Morris & Heckscher a legal opinion as to the matters set forth in Sections 2(a)(iii), 2(a)(iv), 2(a)(v)(C), 2(a)(vi)(C), 2(a)(vii), 2(b)(iii), and 2(b)(v); provided, that such opinion need not address any matter under the laws of the Isle of Man, including those in Section 2(a)(iv).

         5.       Closing.

                  (a) The closing (the "Closing") of this Agreement shall take place at 10:00 a.m., Houston time, not later than Wednesday, December 20, 1995, at the offices of Fulbright & Jaworski L.L.P., 1301 McKinney, Suite 5100, Houston, Texas, or such other time and place as the parties shall agree.

                  (b) At the Closing, the payment shall be delivered to PHL care of Fulbright & Jaworski and PHL will execute the Release to release the Collateral under the Pledge Agreements, and PHL will deliver the Collateral to Hansen.

         6. Expenses. Whether or not the transactions contemplated by this Agreement are consummated, each of the parties hereto shall pay the fees and expenses of its respective counsel and all other expenses incurred by such party incident to the negotiation, preparation and execution of this Agreement and the consummation of the transactions contemplated hereby.

         7. Notices. To be effective, all notices, consents or communications required shall be in writing and shall be delivered by hand or sent by first-class prepaid certified or registered mail, return receipt requested, overnight delivery service or facsimile (confirmed by first-class prepaid letter sent within 24 hours of dispatch) to the parties hereto a their respective addresses or facsimile numbers and to the attention of the persons set forth below. Any party hereto may change its address or facsimile number for purposes hereof by notice to all other parties in the manner provided above. Notice will be effective upon receipt.

         PHL or HOLDER:

         Primary Holdings Limited
         c/o Conyers, Dill & Pearman
         Clarendon House
         2 Church Street
         P.O. Box HM 666
         Hamilton, Bermuda
         Telephone:                   (809) 295-1422
         Facsimile:                   (809) 292-4720
         Attention:                   Secretary;

         with a copy to:

         Fulbright & Jaworski L.L.P.
         Attn:  John A. Barrett
         1301 McKinney, Suite 5100
         Houston, Texas 77010-3095
         Telephone:  (713) 651-5151
         Facsimile:  (713) 651-5246; and


         JAGUAR:

         Jaguar Inc.
         1037 Sterling Road, Suite 201
         Herndon, Virginia  22070
         Telephone:  (703) 904-1050
         Facsimile:  (703) 904-1058
         Attention:   President;

         with a copy to:

         Duane, Morris & Heckscher
         Attn: Frederick W. Dreher
         4200 One Liberty Place
         Philadelphia, Pennsylvania  19103
         Telephone:  (215) 979-1234
         Facsimile:  (215) 979-1213; and


         HANSEN:

         259 Radnor-Chester Road
         Radnor, Pennsylvania  19087
         Telephone:(610) 254-8893

         with a copy to:

         Duane, Morris & Heckscher
         Attn: Frederick W. Dreher
         4200 One Liberty Place
         Philadelphia, Pennsylvania  19103
         Telephone: (215) 979-1234
         Facsimile: (215) 979-1213.

         8. Successors. This Agreement shall be binding upon each of the parties and their respective successors and assigns and shall inure to the benefit of the parties and their respective successors and assigns.


         9.       Miscellaneous.

                  (a) This Agreement may only be modified by the written agreement of all of the parties. No modification or amendment of this Agreement is effective unless made in writing and signed by all parties, with such written modification or amendment stating the expressed intent to modify this Agreement. A course of dealing or performance is not a modification unless expressed in an appropriate written document and signed by all parties.

                  (b) All words used herein in the singular shall extend to and include the plural, and all words used herein in the plural shall extend to and include the singular.

                  (c) This Agreement (including any other referenced documents) constitutes the entire agreement between the parties concerning the subject of this Agreement. This Agreement supersedes all prior communications, statements, representations and understandings, whether oral or written, on this subject.

                  (d) No waiver of any provisions of this Agreement shall be effective unless made in writing and signed by the party against which enforcement of the waiver is sought. A waiver of any breach of any provisions of this Agreement shall not be construed as a waiver of any subsequent breach or condition whether of the same or a different nature.

                  (e) In the event of any controversy or dispute arising out of this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party or parties its reasonable expenses, including, without limitation, attorneys' fees and expenses.

                  (f) Should any provision, or application of any provision, of this Agreement be held to be invalid, void or unenforceable, in whole or in part, then such provision shall be deemed to be modified or restricted to the extent and in the manner necessary to render it valid and enforceable, or shall be deemed excised from this Agreement, as the case may require. This Agreement shall be construed and enforced to the maximum permitted by law as if such provision had been originally incorporated herein as so modified or restricted or excised, as the case may be. If any provision of this Agreement is held to be invalid, void or unenforceable, the remaining provisions shall continue in full force and effect, without being impaired or invalidated in any way.

                  (g) No forbearance or delay by any party in enforcing any of the provisions of this Agreement or the granting of time by any party to the others shall prejudice, affect or restrict the rights and powers of that party.

                  (h) The Section headings used in this Agreement are intended solely for convenience of reference and shall not in any manner amplify, limit, modify or otherwise be used in the interpretation or construction of any of the provisions hereof.

                  (i) This Agreement shall be governed by, interpreted and enforced in accordance with the laws of the District of Columbia, excluding its laws of conflict of laws.

                  (j) This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

         In Witness Whereof, this Agreement to Release Pledged Collateral has been duly executed by each of the following parties as of the date first above written.

                                                 PRIMARY HOLDINGS LIMITED



                                                 By: /s/ A. Guy Eldridge
                                                     ---------------------------
                                                     Name: A. Guy Eldridge
                                                     Title:  Alternate Director



                                                 JAGUAR INC.



                                                 By: /s/ John D. Freitag
                                                     --------------------------
                                                     Name: John D. Freitag
                                                     Title: President






                                                     /s/ Richard A. Hansen
                                                     --------------------------
                                                     Richard A. Hansen

                                 ACKNOWLEDGEMENT


THE STATE OF                                             ss.
                                                         ss.
COUNTY OF                                                ss.


                  This instrument was acknowledged before me on the 20th day of December, 1995, by Richard A. Hansen.

(SEAL)


                                               /s/ Nancy A. Wolfe
                                               --------------------------------
                                                Notary Public in and for
                                                  the State of Pennsylvania



                                               Nancy A. Wolfe
                                               --------------------------------
                                                   (Printed Name of Notary)


                                               My Commission Expires:   3/22/97
                                                            ss.
STATE OF VIRGINIA                                           ss.
                                                            ss.
COUNTY OF FAIRFAX                                           ss.
                                                            ss.


                      This instrument was acknowledged before me on the 19th day of December, 1995, by John D. Freitag.


                                               /s/ Maureen E. Valverde
                                               --------------------------------
                                                Notary Public in and for
                                                  the State of Pennsylvania



                                               Maureen E. Valverde
                                               --------------------------------
                                                   (Printed Name of Notary)


                                               My Commission Expires:   9/30/98
                                                            ss.
                                                            ss.
                                                            ss.
                                                            ss.
                                                            ss.


                      I, James M. MacDonald, notary public in and for Bermuda, do hereby acknowledge that the above-signed A. Guy Eldridge did execute the foregoing Agreement to Release Pledged Collateral, on behalf of Primary Holdings Limited, a Bermuda corporation, as its Alternate Director, before me this 19th day of December, 1995.



                                             /s/ James M. MacDonald
                                             ---------------------------------
                                             Notary Public in and for Bermuda

                                             My commission expires:     N/A
                                            (seal)

                          RELEASE OF SECURITY INTEREST


                              ss.
State of Texas                ss.
                              ss.               Know All Men By These Presents:
County of Harris              ss.
                              ss.


                      That Primary Holdings Limited, a Bermuda corporation, being the owner and holder (the "Holder") of that certain Promissory Note dated as of September 10, 1993 (the "Note"), made by Jaguar Inc., a Delaware corporation ("Maker"), in the original principal amount of US$14.1 million, payable to the order of the Holder, and secured by (i) a security interest in all of the issued and outstanding shares of capital stock of Brisco Investments Limited, an Isle of Man corporation ("Brisco"), owned by Maker (the "Brisco Shares") pursuant to that certain Pledge Agreement dated as of September 10, 1993, made by Maker in favor of the Holder and by (ii) a security interest in certain shares of common stock, $.01 par value per share (the "Computone Shares"), of Computone Corporation, a Delaware corporation ("Computone"), and a Note dated as of November 2, 1992 (the "Computone Note"), in the original principal amount of US$500,000, owned by Brisco pursuant to that certain Pledge Agreement dated as of September 10, 1993, made by Maker in favor of the Holder (collectively, the "Pledge Agreements"), for and in consideration of the partial prepayment of the Note to the Holder in the amount of US$750,000, does hereby RELEASE, RELINQUISH, QUITCLAIM AND DISCHARGE effective as of December 20, 1995 any and all rights, titles and interests in and to any and all liens or security interests in the pledged Brisco Shares, Computone Shares and the Computone Note securing payment of the Note under the Pledge Agreements. If it is discovered that a lien, claim or security interest in the pledged Brisco Shares, Computone Shares and the Computone Note is uncancelled or not terminated, the Holder agrees to cancel promptly any such lien, claim or security interest following request therefor by Maker or any other interested party.
                      In Witness Whereof, this Release of Security Interest has been duly executed by the Holder as of December 20, 1995.

                                       PRIMARY HOLDINGS LIMITED



                                        By: /s/ A. Guy Eldridge
                                            --------------------------------

                     [Rest of page left intentionally blank]
                                                ss.
                                                ss.
                                                ss.
                                                ss.
                                                ss.

         I, James M. MacDonald, notary public in and for Bermuda, do hereby acknowledge that the above-signed A. Guy Eldridge did execute the foregoing Release of Security Interest, on behalf of Primary Holdings Limited, a Bermuda corporation, as its Alternate Director, before me this 19th day of December, 1995.



                                               /s/ James M. MacDonald
                                              --------------------------------
                                              Notary Public in and for Bermuda

                                              My commission expires:       N/A

                                                     (seal)